                       NATIONWIDE VARIABLE INSURANCE TRUST
                           Nationwide NVIT Growth Fund
                       Nationwide NVIT Mid Cap Growth Fund
                              NVIT Nationwide Fund

                        Supplement Dated October 3, 2007
                       to the Prospectus dated May 1, 2007

NorthPointe Holdings,  LLC and Nationwide Emerging Managers,  LLC ("Nationwide")
have completed a transaction  (the  "Transaction")  pursuant to which Nationwide sold to NorthPointe Holdings,  LLC all of its ownership interests in NorthPointe
Capital,  LLC  ("NorthPointe").  NorthPointe is the subadviser to the Nationwide
NVIT Mid Cap Growth Fund, a series of Nationwide  Variable  Insurance Trust (the
"Trust").  Upon the  completion  of the  Transaction  on September  28, 2007, an
"assignment"  of  NorthPointe's  subadvisory  agreement with the Trust occurred, causing such subadvisory agreement to terminate  automatically.  At a meeting of the  Board  of  Trustees  of the  Trust  (the  "Board")  on June  13,  2007,  in
anticipation  of  settlement  of  the  Transaction,  the  Board  approved  a new subadvisory  agreement with NorthPointe,  which took effect October 1, 2007. The new subadvisory agreement with NorthPointe is identical in all material respects to the Trust's  previous  subadvisory  agreement with  NorthPointe.  In order to ensure  continued  provision  of  subadvisory  services  by  NorthPointe  to the
Nationwide  NVIT Mid Cap Growth Fund,  the Board  approved  the new  subadvisory agreement in reliance upon the Manager of Managers Exemptive Order the Trust has obtained from the Securities and Exchange  Commission,  which permits the hiring of an unaffiliated subadviser with Board, but not shareholder, approval.

The portfolio  managers of the Nationwide NVIT Mid Cap Growth Fund currently are expected to remain the same.

You will shortly receive an Information  Statement as required under the Trust's
Manager of Managers  Exemptive  Order with more detailed  information  about the
Transaction and NorthPointe.